                     ASSIGNMENT AND ASSUMPTION OF LEASES AND
                                SECURITY DEPOSITS

         This Assignment and Assumption Agreement is made this 5th day of March, 2004, between DUBOIS REALTY PARTNERS, L.P., a Pennsylvania limited partnership having an address at c/o Michael Joseph Development Corporation 2500 Brooktree Drive, Suite 300, Wexford, PA 15090 ("Assignor") and CEDAR DUBOIS, LLC, a Delaware limited liability company, having an address at 44 South Bayles Avenue, Port Washington, New York 11050 (the "Assignee").

                                   BACKGROUND

         Assignor and Assignee entered into a certain Agreement of Purchase and Sale dated December 24, 2003, (the "Agreement of Sale"), in which Assignor agreed to sell and Assignee agreed to purchase certain real estate and other real and personal property more fully described therein, which real estate is described on Exhibit "A" attached hereto and made a part hereof (the "Property"). Pursuant to the Agreement of Sale, under which closing is taking place on the date hereof, Assignor desires to transfer and assign to Assignee all of Assignor's right, title, interest and privileges in and to (a) all existing leases for portions of the Property (the "Leases"), (b) the security deposits, guarantees and other security for the performance of the tenants' obligations under the respective Leases being held by Assignor with respect to the Leases (the "Security"), and Assignee desires to accept such assignment and assume Assignor's obligations under the Leases arising from and after the date hereof including, without limitation, those in respect of the Security. Any capitalized terms used in this instrument that are defined in the Agreement of Sale shall have the meanings given such terms in the Agreement of Sale.

         NOW, THEREFORE, intending to be legally bound hereby, Assignor and Assignee agree as follows:

         1. Assignor hereby absolutely and irrevocably transfers and assigns to Assignee all of Assignor's right, title, interest, claims and privileges, as landlord, in and to the Leases and the Security, all of which are listed on Exhibit "B" and Exhibit B-l, respectively, attached hereto and made a part hereof. Assignor represents and warrants to Assignee that Exhibit B is a true, complete and correct list of the Leases which affect the Property, including all amendments, modifications, letter agreements, assignments and guaranties thereof or relating thereto. Assignor represents and warrants to Assignee that there are no agreements (written or oral) affecting the Property or any portion thereof in the nature of leases (including ground leases), concessions, licenses or occupancy agreements, or any amendments, modifications side letters or guaranties thereof, other than the Leases listed on Exhibit B, true and complete copies of which have been delivered to Assignee. Assignor represents and warrants to Assignee that Exhibit B-l contains a complete list of all security deposits and letters of credit (if any) posted with Assignor as security, affecting the Property. Assignor agrees to indemnify, defend and hold Assignee harmless from and against any and all losses, liabilities or damages, including reasonable attorneys fees and litigation expenses, arising as a result of claims asserted against Assignee under the Leases (or otherwise) for events occurring prior to the date hereof (including, without limitation, claims for the return of any Security not listed on Exhibit "B-l").

         2. Assignee hereby assumes and agrees to perform all of the Assignor's obligations, as landlord, arising or to be performed under the Leases from and after the date of this Assignment. Assignee agrees to indemnify, defend and hold Assignor harmless from and against any and all loss, liability or damages, including without limitation reasonable attorneys fees and costs of suit, arising as a result of claims asserted against Assignor under the Leases for events occurring on or after the date hereof (including without limitation claims for the return of any Security listed on Exhibit "B-l").

         3. The rights and obligations of the parties hereto shall be binding upon and inure to the benefit of Assignee and Assignor and their respective successors and assigns.

         4. This Agreement, its construction, validity and effect, and its interpretation, performance and enforcement, and the remedies therefor, shall be governed and construed by and according to the laws of the Commonwealth of Pennsylvania,

         5. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one entire original Assignment.

         IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the day and year first above written.


                                  ASSIGNOR:

                                  DUBOIS REALTY PARTNERS, L.P.,
                                  a Pennsylvania general partnership

                                  By: Michael Joseph Acquisition Corporation.
                                      a Pennsylvania corporation,
                                      its General Partner

                                  By: /s/ Guy J. DiRienzo
                                      ------------------------------------------
                                      Guy J. DiRienzo, Vice President


                                  ASSIGNEE:

                                  CEDAR DUBOIS, LLC
                                  a Delaware limited liability company

                                  By: Cedar Shopping Centers Partnership, L.P.,
                                      a Delaware limited partnership,
                                      its sole member

                                  By: Cedar Shopping Centers, Inc.,
                                      a Maryland corporation,
                                      its general partner

                                  By: /s/ Brenda J. Walker
                                      ------------------------------------------
                                      Brenda J. Walker
                                      Vice President





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                                    EXHIBIT B
                                 (Tenant Leases)

                             Leases for The Commons

Supervalu Holdings - PA, LLC (Shop N Save)

   o  Lease between Dubois Realty Partners, L.P. ("Landlord") and
      Supervalu Holdings-PA, LLC ("Tenant") dated December 16, 1999

   o Amendment No. 1 to Lease between Dubois Realty Partners, L.P. ("Landlord") and Supervalu Holdings - PA, LLC ("Tenant") dated June 14, 2001

The Elder-Beerman Stores Corp.

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and The Elder-Beerman Stores Corp. ("Tenant") dated January 25, 2001

Pier 1 Imports (U.S.), Inc.

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Pier 1 Imports (U.S.), Inc. ("Tenant") dated February 15, 2001

Acton Enterprises, Inc. (Shoe Sensation)

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Acton Enterprises, Inc. d/b/a Shoe Sensation ("Tenant") dated October 8, 2003

Fashion Bug Plus #8060, Inc.

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Fashion Bug Plus #8060, Inc. ("Tenant") dated March 5, 2001

Blockbuster, Inc.

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Blockbuster, Inc. ("Tenant") dated August 31, 2001

RadioShack Corporation

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Radio Shack Corp. ("Tenant") dated October 2, 2001

   o Radio Shack letter dated November 25, 2002 allowing Landlord to lease space to Rent-A-Center

R & R Optical, Inc. (Wise Eyes)

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and R & R Optical, Inc. d/b/a Wise Eyes Optical ("Tenant") dated August 21, 2001

Nickay Corporation (Quizno's Classic Subs)

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Nickay Corporation d/b/a Quizno's Classic Subs dated August 1, 2001

Sally Beauty Company, Inc.

   o Lease between Dubois Realty Partners, L.P. ("Landlord') and Sally Beauty Company, Inc. d/b/a Sally Beauty Supply dated August 1, 2001

Rent-A-Center, Inc.

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Rent-A-Center, Inc. ("Tenant") dated December 2, 2002

   o Rent-A-Center letter dated April 16, 2003 discussing the Tenant Improvement Allowance

The Winery at Wilcox, Inc.

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and The Winery at Wilcox, Inc. d/b/a The Winery at Wilcox dated March 25, 2002

Holiday Hair, Inc.

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Holiday Hair, Inc. d/b/a Holiday Hair dated May 23, 2002


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Gourmet Buffet of Dubois, Inc.

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Gourmet Buffet of Dubois, Inc. dated May 23, 2002

Dollar Tree Stores, Inc.

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Dollar Tree Stores, Inc. dated October 30, 2002

Meneely Family II, LLC (Card$mart)

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Meneely Family II, LLC d/b/a Card$mart ("Tenant") dated February 11, 2003

Stephen D. Melillo (Melillo Laundromat)

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Stephen D. Melillo ("Tenant") dated March 17, 2003

Charles W. Adams, Jr. and Celia J. Adams (Black Forest Furniture)

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Charles W. Adams, Jr. and Celia J. Adams ("Tenant") dated June 16, 2003

Mattress Emporium

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Genesis Ventures, LTC d/b/a Mattress Emporium ("Tenant") dated December 11, 2003

Check 'N Go of Pennsylvania, Inc.

   o Lease between Dubois Realty Partners, L.P. ("Landlord") and Check 'N Go of Pennsylvania, Inc. d/b/a Check 'N Go dated November 24, 2003

                                   EXHIBIT B-1
                               (Security Deposits)



Tenant                                          Security Deposit

Executed Leases:
       Shop 'n Save                                           $0
       Elder Beerman                                          $0
       Pier 1 Imports                                         $0
       Shoe Sensation                                         $0
       Fashion Bug                                            $0
       Blockbuster Video                                      $0
       Radio Shack                                            $0
       Wise Eyes Optical                                  $2,567
       Quizno's Classic Subs                              $2,000
       Sally Beauty Supply                                    $0
       Rent A Center                                          $0
       The Winery at Wilcox                               $2,250
       Holiday Hair                                           $0
       Gourmet Buffet                                     $6,700
       Dollar Tree                                            $0
       CardSmart                                          $2,600
       Melillo Laundrymat                                 $1,575
       Black Forest Furniture                             $1,500
       Check 'N Go                                        $1,500
       Mattress Emporium                                      $0
Executed Subtotal                                        $20,692